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                                                                 Exhibit 10.6(b)


                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     This First Amendment to Credit Agreement is entered into as of May ____, 1999, by Indian Oil Company ("Borrower"), Cibola Corporation ("Guarantor"), Richard R. Dunning, Larry D. Hartzog, Michael C. Black, Dunning Family Limited Partnership, and Michael C. Black, Trustee of the Michael C. Black Revocable Trust ("Pledgors"), and MidFirst Bank ("Lender"), with respect to the following:

     A. Lender, Borrower, Guarantor and Pledgors entered into a Credit Agreement as of March 31, 1999 (the "Agreement") with respect to a certain extension of credit by Lender to Borrower in the form of a Term Loan in the principal of $6,000,000 due on March 1, 2000.

     B. Lender, Borrower, Guarantor and Pledgors have agreed to amend the Agreement to modify the requirement with respect to the payment of interest on the Loan prior to the Maturity Date.

     NOW, THEREFORE, in consideration of the recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Section 2.2 of the Loan Agreement is amended to read, in full, as follows:

          2.2  Interest; Payments of Principal and Interest.  The Loan
               --------------------------------------------
     (exclusive of any past due principal or interest) shall bear interest on each day at the Base Rate in effect on such day. All past due principal and past due interest on the Loan shall bear interest on each day outstanding at the Late Payment Rate in effect on such day, and such past due interest shall be due and payable immediately as it accrues. Accrued and unpaid interest on the Loan shall be payable on the Maturity Date. Notwithstanding anything to the contrary herein, Borrower may, but shall not be obligated to, make payments from time to time of accrued interest hereunder prior to the Maturity Date, but only if (i) such payments would not cause Borrower to violate Section 7.2 of the Loan Agreement for the Other Loan, or (ii) an event of default under such Loan Agreement has not occurred or is not continuing.

     2. Section 7.1(a) of the Loan Agreement is amended to read, in full, as follows:

          (a) Borrower shall fail to pay within ten (10) days of any due date the Obligations, or any part thereof, including without limitation any principal of, or interest on (subject to Section 2.2, as amended, which provides that Borrower is not obligated to make accrued interest payments on the Loan prior to the Maturity Date), the Note, any Fee, any Expenses or other payment under the Loan Documents ("Payment Default"); or

     3.   Continuation/Ratification.  Except as amended by this First Amendment,
          -------------------------
the Agreement and the Loan Documents, including any guaranties, shall continue in full force and
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effect and are ratified and confirmed in all respects. Any reference to the
Credit Agreement in any Loan Document shall be deemed a reference to the Agreement, as amended.

     4.   Representations True, No Default.  The representations and warranties
          --------------------------------
of Borrower and Guarantor contained in the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and after giving effect to this Amendment, no Default or Event of Default under the Agreement has occurred and is continuing.

     5.   Execution.  This Amendment has been duly authorized, executed and
          ---------
delivered on behalf of Borrower, Guarantor and each Pledgor.

     6.   Construction.  Capitalized terms used herein and not otherwise defined
          ------------
shall have the same meaning as in the Agreement.

     IN WITNESS WHEREOF, the parties have cause this First Amendment to Credit Agreement to be duly executed as of the date first set forth above.

                              INDIAN OIL COMPANY,
                              an Oklahoma corporation

                              BY:   _________________________________
                                    _____________________, President


                              CIBOLA CORPORATION,
                              a Wyoming corporation

                              BY:   _________________________________
                                    Michael C. Black, President



                              _______________________________________
                              Richard R. Dunning



                              _______________________________________
                              Larry D. Hartzog



                              _______________________________________
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                              Michael C. Black

                              DUNNING FAMILY LIMITED PARTNERSHIP,
                              an Oklahoma limited partnership

                              BY:   DUNNING MANAGEMENT, L.L.C., an
                                    Oklahoma limited liability company,
                                    General Partner


                                    BY:  ______________________________
                                         Richard R. Dunning, Manager



                              _________________________________________
                              Michael C. Black, Trustee of the Michael C. Black Revocable Trust



                              MIDFIRST BANK


                              BY:   ____________________________________
                                    Alan H. Kraft, Senior Vice President